UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Amendment No. 1

Filed by registrant: ☒    Filed by a Party other than the Registrant: ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

MGE Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No Fee Required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

EXPLANATORY NOTE

MGE Energy, Inc. (the "Company") is filing the attached proxy card to amend the Company's Definitive Proxy Statement on Schedule 14A (the "Proxy Statement") that was filed with the Securities and Exchange Commission on April 4, 2025, because the proxy card was inadvertently omitted from the original filing. This proxy card should be reviewed together with the Proxy Statement.

MGE ENERGY

MGE ENERGY, INC.
133 SOUTH BLAIR STREET
P.O. BOX 1231
MADISON, WI 53701-1231

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com/mgee or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2025 or 11:59 p.m. Eastern Time on May 15, 2025 for participants voting under the 401(k) Plans. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/mgee2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, go to www.mgeenergy.com/paperless and log into your online shareholder account.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2025, or 11:59 p.m. Eastern Time on May 15, 2025 for participants voting under the 401(k) Plans. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63342-P25229 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MGE ENERGY, INC.

The Board of Directors recommends a vote "FOR" each director nominee and "FOR" proposals 2 and 3.

	For	Against	Abstain
1. Election of Class III Directors			
1a. Daniel J. Kelly	☐	☐	☐
1b. James L. Possin	☐	☐	☐
1c. Noble L. Wray	☐	☐	☐
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2025.	☐	☐	☐
3. Advisory Vote: Approval of the compensation of the named executive officers as disclosed in the proxy statement under the heading "Executive Compensation."	☐	☐	☐

The Proxies shall have the discretion to vote on such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Please sign as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Annual Meeting

MGE Energy, Inc. will be hosting a virtual meeting. Shareholders will be able to join a live webcast of the annual meeting, vote their shares and submit questions by visiting www.virtualshareholdermeeting.com/mgee2025 and entering the 16-digit control number included in their proxy materials.

If you wish to join us by phone, you can do so by dialing 1-877-328-2502, and entering your 16-digit control number.

Although you can vote and submit questions when joining the meeting online, you are encouraged to vote prior to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V63343-P25229

MGE ENERGY, INC.
Annual Meeting of Shareholders
May 20, 2025, 11:00 AM Central Time
Attend the annual meeting, vote your shares and submit questions at
www.virtualshareholdermeeting.com/mgee2025
This proxy is solicited by the Board of Directors

The undersigned hereby appoints James L. Possin and Cari Anne Renlund, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of MGE ENERGY, INC. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 20, 2025, via live webcast at www.virtualshareholdermeeting.com/mgee2025, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THE SHARES REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS OTHERWISE PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, AND FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLAN PARTICIPANT VOTING INSTRUCTION: I instruct Vanguard Fiduciary Trust Company, as Trustee of the Madison Gas and Electric Company 401(k) Retirement Accumulation Plan, and the Madison Gas and Electric Company 401(k) Retirement Accumulation Plan for Bargaining Employees to vote all shares of stock that I hold within the Plans at the Annual Meeting, and at all adjournments thereof. This instruction revokes any previous instructions given.

(Continued and to be signed on reverse side)